AMENDMENT TO PARTICIPATION AGREEMENT

THIS AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 28th day of March 2008, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), PIONEER VARIABLE CONTRACT TRUST ("Fund"), PIONEER INVESTMENT MANAGEMENT, INC. ("Adviser"), and PIONEER FUNDS DISTRIBUTOR, INC. ("Distributor") collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, Adviser, and Distributor are parties to a Participation Agreement dated July 8, 1997, as amended (the "Agreement"); and

WHEREAS , the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto .

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein , the Parties hereby amend the Agreement as follows :

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 28th day of March 2008.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeon
Name:	Chris Bergeon
Title:	Vice President
Date:	3-31-08

PIONEER VARIABLE CONTRACT TRUST

By its authorized officer,

By:	/s/ Christopher J. Kelley
Name:	Christopher J. Kelley
Title:	Assistant Secretary
Date:	March 27, 2008

PIONEER INVESTMENT MANAGEMENT, INC.

By its authorized officer,

By:	/s/ Mark D. Goodwin
Name:	Mark D. Goodwin
Title:	Executive V.P., C.O.O.
Date:	March 27, 2008

PIONEER FUNDS DISTRIBUTOR

By its authorized officer,

By:	/s/ Steven M. Graziano
Name:	Steven M. Graziano
Title:	Executive V.P.
Date:	March 27, 2008

SCHEDULE A

Contracts	Fonn Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSourcet'")	J444NY

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